Exhibit 99.1

Metals Acquisition Corp. Announces $112 million of PIPE Subscription Agreements Executed

•	Subscription agreements totaling approximately $112 million executed for the PIPE relating to the CSA Mine acquisition, including investments from a number of large, global natural resource funds who have anchored the PIPE

•	Additional subscription agreements for $1.80 million on the same terms as the PIPE executed with management

Transaction Overview

Metals Acquisition Corp. (NYSE: MTAL.U) (“MAC”) today announced that it has entered into Subscription Agreements totaling approximately $112 million at a purchase price of $10.00 per share in a private placement to be consummated substantially concurrently with the consummation of the CSA Mine acquisition.

Investors include a number of large, global natural resource funds who anchored the PIPE.

In addition, Michael James McMullen, Chief Executive Officer and a member of the board of directors of MAC, has entered into a Subscription Agreement with an aggregate purchase price of $1,500,000. Katherine Crouse, spouse of Marthinus J. Crouse, Chief Financial Officer of MAC, has entered into a Subscription Agreement with an aggregate purchase price of $250,000. Patrice Ellen Merrin, director of MAC, has entered into a Subscription Agreement with an aggregate purchase price of $50,000.

In connection with the Subscription Agreements, Green Mountain Metals, LLC, MAC’s sponsor, agreed to transfer an aggregate of 517,500 shares of Class B common stock of MAC that it currently holds to certain investors who agreed to subscribe for a significant number of Subscribed Shares.

Mick McMullen, MAC CEO, said: " Executing these Subscription Agreements is a major step forward in progressing the CSA Mine Acquisition and represents a strong effort by the MAC team. We look forward to welcoming these investors onto our share register. MAC has now executed the Senior Facility Agreement, the Mezzanine Loan agreement and the Silver streaming and Backstop agreements.”

Advisors

Citigroup Global Markets Inc. (“Citi”) is serving as financial advisor and Squirre Patton Boggs and Paul Hastings LLP are serving as legal advisors to MAC. Citi, Canaccord Genuity and Ashanti Capital have been engaged as placement agents in connection with the PIPE.

Contacts

Mick McMullen Chief Executive Officer Metals Acquisition Corp. +1 (817) 698-9901 mick.mcmullen@metalsacqcorp.com	Dan Vujcic Chief Development Officer Metals Acquisition Corp. +61 451 634 120 dan.vujcic@metalsacqcorp.com

Further Information

Additional information about the proposed transaction, including a the form of the Subscription Agreement, will be included in a Current Report on Form 8-K to be filed by MAC with the SEC and available at www.sec.gov.

About Metals Acquisition Corp.

MAC was formed as a blank check company for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. MAC is led by Mick McMullen (Chief Executive Officer), Jaco Crouse (Chief Financial Officer) and Dan Vujcic (Chief Development Officer). The Company is focused on green-economy metals and mining businesses in high quality, stable jurisdictions.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, MAC has caused to be filed a Registration Statement on Form F-4, including a preliminary and definitive proxy statement/prospectus with the SEC. MAC's shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus as well as other documents filed with the SEC in connection with the proposed business combination, as these materials will contain important information about CSA, MAC, and the proposed business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to shareholders of MAC as of a record date to be established for voting on, among other things, the proposed business combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC's website at www.sec.gov. The information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated by reference into, and is not a part of, this communication.

Participants in the Solicitation

MAC and its directors and executive officers may be deemed participants in the solicitation of proxies from MAC's shareholders with respect to the business combination. MAC shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of MAC in MAC’s final prospectus filed with the SEC on July 30, 2021 in connection with MAC’s initial public offering and in MAC’s other periodic and current reports filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to MAC’s shareholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the proxy statement/prospectus that MAC intends to file with the SEC.

Forward Looking Statements

This press release includes “forward-looking statements.” MAC’s actual results may differ from expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, MAC’s expectations with respect to future performance of the CSA Copper Mine and anticipated financial impacts and other effects of the proposed business combination, the satisfaction of the closing conditions to the proposed transaction and the timing of the completion of the proposed transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside MAC’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the occurrence of any event, change, or other circumstances that could give rise to the termination of the Transaction Agreement; the outcome of any legal proceedings that may be instituted against MAC following the announcement of the Transaction Agreement; the inability to complete the proposed transaction, including due to failure to obtain approval of the shareholders of MAC, certain regulatory approvals, or satisfy other conditions to closing in the Transaction Agreement; the occurrence of any event, change, or other circumstance that could give rise to the termination of the Transaction Agreement or could otherwise cause the transaction to fail to close MAC’s inability to secure the expecting financing for the consideration under the Transaction Agreement; the inability to obtain or maintain the listing of MAC’s shares following the proposed transaction; the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things; the supply and demand for copper; the future price of copper; the timing and amount of estimated future production, costs of production, capital expenditures and requirements for additional capital; cash flow provided by operating activities; unanticipated reclamation expenses; claims and limitations on insurance coverage; the uncertainty in mineral resource estimates; the uncertainty in geological, metallurgical and geotechnical studies and opinions; infrastructure risks; and dependence on key management personnel and executive officers; and other risks and uncertainties indicated from time to time in the final prospectus of MAC for its initial public offering and the proxy statement/prospectus relating to the proposed business combination, including those under “Risk Factors” therein, and in MAC’s other filings with the SEC. MAC caution that the foregoing list of factors is not exclusive. MAC caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. MAC do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

More information on potential factors that could affect MAC’s or CSA’s financial results is included from time to time in MAC’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the preliminary and the definitive proxy statements MAC intends to file with the SEC in connection with MAC’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or MAC’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that MAC does not presently know, or that MAC currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect MAC’s expectations, plans or forecasts of future events and views as of the date of this communication. MAC anticipates that subsequent events and developments will cause its assessments to change. However, while MAC may elect to update these forward-looking statements at some point in the future, MAC specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing MAC’s assessment as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.